NATIONWIDE MUTUAL FUNDS
Nationwide GQG US Quality Equity Fund
Supplement dated April 9, 2021
to the Prospectus dated January 15, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Effective immediately, the Prospectus is amended as follows:

a.	The information under the heading “Principal Risks” beginning on page 3 of the Prospectus is amended to include the following:
Redemptions risk
– the Fund may be an investment option for other mutual funds that are managed as
“funds-of-funds.”
As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds
or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.

b.	The information under the heading “Risks of Investing in the Fund” beginning on page 8 of the Prospectus is amended to include the following:
Redemptions risk
– the Fund may be an investment option for other mutual funds that are managed as
“funds-of-funds.”
A
fund-of-funds
is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds
or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
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